UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 30, 2026

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Matters

On June 30, 2026,  Boston Omaha Corporation  (the "Company") issued a press release confirming August 21, 2026 as the date for its Annual Meeting of Stockholders.  On  March 30, 2026, the Company announced in its Annual Letter filed on a Form 8-K with the SEC that the date for its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) has been established as August 21, 2026.  The 2026 Annual Meeting will be held in person with no remote streaming at the Hotel Indigo, 1804 Dodge Street, Omaha, Nebraska commencing  at 10:00 a.m. Central Time with doors opening at 9:00 a.m.  The record date for determining shareholders entitled to notice of, and to vote at, the 2026 Annual Meeting is June 30, 2026. The 2025 Annual Meeting of the Company was held on August 25, 2025 and as the 2026 Annual Meeting is being held not more than 30 days before the anniversary of the Company's 2025 Annual Meeting of Shareholders, any notice intended to be given by a shareholder with respect to the Company’s 2026 Annual Meeting pursuant to the Company's Bylaws must have been received at the Company's principal executive office no later than the close of business on April 27, 2026. No such proposals were received. Additional information regarding the 2026 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission on or about July 1, 2026.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release Announcing Annual Meeting of Stockholders to be held on August 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date:  June 30, 2026